UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
  Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported 8/10/2004)
                                                    ---------

                            Med Gen Inc.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)

          Nevada                      000-29171              65-0703559
  ---------------------------      ----------------     -------------------
  (State or other Jurisdiction     (Commission File        (IRS Employer
       of incorporation)                Number)         Identification No.)


   7284 West Palmetto Park Road, Suite #207, Boca Raton, FL  33433
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              (Address of principal executive offices)


                            561-750-1100
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                     (Issuer's telephone number)


                           Not Applicable
  -----------------------------------------------------------------
    (Former name or former address, if changed since last report)

                       All Correspondence to:

                            Med Gen Inc.
                    7284 West Palmetto Park Road
                             Suite #207
                        Boca Raton, FL  33433

  Item 1.  Changes in Control of Registrant.

           Not Applicable


  Item 2.  Acquisition or Disposition of Assets.

           Not Applicable


  Item 3.  Bankruptcy of Receivership.

           Not Applicable

  Item 4.  Changes in Registrant's Certifying Accountant.

           Not Applicable


  Item 5.  Other Events.

  The lawsuit that was brought by Global Health Inc., and Dan L. Williams Co. Inc. the Company's former Distributors, which has been ongoing for over three years in the Federal Court in Miami, resulted on Friday August 9, 2004 with the jury awarding in favor of the Plaintiffs, Global Healthcare damages of $1,700,000 and punitive damages of $500,000. Dan L. Williams Co. Inc. was awarded damages of $11,000. The company plans an immediate appeal of the verdict.



  Item 6.  Resignations of Registrant's Directors

           Not Applicable


  Item 7.  Financial Statements and Exhibits.

           Not Applicable

  EXHIBITS:

  None


  Item 8.  Change in Fiscal Year

           Not Applicable

  Item 9.  Regulation FD Disclosure

           Not Applicable

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Med Gen Inc.

                                /s/Paul B. Kravitz
                                ----------------------------------
                                Paul B. Kravitz,
                                Chairman & Chief Executive Officer

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